PACIFIC SELECT FUND

700 Newport Center Drive
Post Office Box 7500
Newport Beach, California 92660

January 31, 2006

Dear Variable Contract Owner:

      We are pleased to enclose a Notice of Special Meeting of Shareholders of Financial Services Portfolio of the Pacific Select Fund (the “Fund”). The meeting is scheduled to be held at the offices of Pacific Life Insurance Company, located at 700 Newport Center Drive, Newport Beach, California 92660, at 10:30 a.m. Pacific time, on March 28, 2006.

      The purpose of the meeting is to seek your approval of a reorganization of the Financial Services Portfolio into the Large-Cap Value Portfolio, which is another portfolio of the Fund. If approved by shareholders, you would have an interest in the Large-Cap Value Portfolio on the date that the reorganization occurs (the “Reorganization”). The Large-Cap Value Portfolio is managed by Salomon Brothers Asset Management Inc. Its investment goal is to seek long-term growth of capital, and current income is of secondary importance. The Financial Services Portfolio concentrates in the financial services sector, and like the Large-Cap Value Portfolio, its investment goal is to seek long-term growth of capital. The Large-Cap Value Portfolio does not have a policy of concentrating in any particular industry, so you would have an interest in a portfolio with exposure to a broader array of industries and an interest in a larger, more viable portfolio with a lower advisory fee and expense ratio.

      The accompanying Proxy Statement/Prospectus describes the proposed Reorganization and compares the policies and strategies and fees and expenses of the Portfolios for your evaluation.

      The Board of Trustees of the Fund unanimously approved this proposal and recommends that shareholders vote FOR the Reorganization.

      Please take the time to read the Proxy Statement/Prospectus and cast your vote. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Thomas C. Sutton
Chairman of the Board and
Chief Executive Officer

PACIFIC SELECT FUND

700 Newport Center Drive
Post Office Box 7500
Newport Beach, California 92660

Notice of Special Meeting of Shareholders of

Financial Services Portfolio

January 31, 2006

To the Variable Contract Owners of the Financial Services Portfolio:

      A Special Meeting of Shareholders (“Meeting”) of the Financial Services Portfolio of the Pacific Select Fund (the “Fund”) is scheduled for March 28, 2006, at 10:30 a.m., Pacific time at 700 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

1.	To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Financial Services Portfolio by the Large-Cap Value Portfolio; and

2.	To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

      The Board of Trustees of the Fund (the “Board”) has fixed the close of business on January 12, 2006, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting, and any adjournments thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Financial Services Portfolio on the record date are entitled to vote as though they were shareholders. Your attention is called to the accompanying Proxy Statement/Prospectus.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly, vote telephonically by calling 1-866-235-4258 or vote on the Internet by logging onto https://vote.proxy-direct.com and following the online instructions. The enclosed proxy is being solicited by the Board.

Please respond— your vote is important. Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet. If you vote by mail, only voting instructions received by 8:00 a.m. Eastern time on March 28, 2006, at the address shown on the enclosed postage paid envelope, will be counted. If you vote by telephone or Internet, only votes cast by 8:00 a.m. Eastern time on March 28, 2006, will be counted.

By Order of the Board

Audrey L. Milfs
Secretary

PROXY STATEMENT/PROSPECTUS

PROXY STATEMENT/PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

March 28, 2006

Pacific Select Fund

700 Newport Center Drive
Post Office Box 7500
Newport Beach, California 92660

Financial Services Portfolio, a portfolio of Pacific Select Fund (the “Fund”)

Relating to the Reorganization into

Large-Cap Value Portfolio, a portfolio of the Fund

INTRODUCTION

      This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of the Financial Services Portfolio to the Large-Cap Value Portfolio (each a “Portfolio” and collectively, the “Portfolios”) in exchange for shares of the Large-Cap Value Portfolio (the “Reorganization”). The Financial Services Portfolio would then distribute to its shareholders their pro rata portion of the shares of the Large-Cap Value Portfolio it receives in the Reorganization. The result would be a liquidation of the Financial Services Portfolio. Each shareholder would receive shares of the Large-Cap Value Portfolio having an aggregate value equal to the aggregate value of the shares the shareholder held in the Financial Services Portfolio, as of the close of business on the closing date of the Reorganization. You are being asked to vote on the Plan of Reorganization (the “Plan”) through which these transactions would be accomplished.

      Because you, as an owner of a variable annuity contract or variable life insurance policy (“Contract Owner” or “Variable Contract Owner”) with an interest in the Financial Services Portfolio as of the record date, January 12, 2006, are being asked to approve a transaction that will result in your having an interest in the Large-Cap Value Portfolio. This Proxy Statement/Prospectus also serves as a Prospectus for the Large-Cap Value Portfolio. This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Large-Cap Value Portfolio that you should know before investing, including a discussion of the investment objectives, strategies, restrictions and risks of each of the Portfolios. For a more detailed discussion of the investment objectives, strategies, restrictions and risks of the Portfolios, see the Fund’s Prospectus and the Statement of Additional Information (“SAI”), each dated May 1, 2005, as supplemented, which are incorporated herein by reference. For more detailed information concerning the proposed transaction, see the Proxy Statement/SAI dated January 31, 2006. The Fund also provides periodic reports to its shareholders that highlight certain important information about the Fund, including investment results and financial information. The two SAIs, and the annual report for the Fund dated December 31, 2004, and the semi-annual report for the Fund dated June 30, 2005, all of which are incorporated herein by reference, may each be obtained without charge by calling 1-800-722-2333 for Pacific Life Insurance Company’s (“Pacific Life”) variable annuity contract owners, 1-800-800-7681 for Pacific Life’s variable life insurance policy owners, 1-800-748-6907 for Pacific Life and Annuity Company (“PL&A”) variable annuity contract owners and 1-888-595-6997 for PL&A’s variable life insurance policy owners. Some of the documents may also be accessed online at www.PacificLife.com.

      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Securities and Exchange Commission (“SEC”), including the information discussed above. You can get a copy of such documents by contacting the SEC: by visiting the EDGAR database: www.sec.gov; by visiting or writing to the SEC Public Reference Section: 100 F Street N.E., Washington, D.C. 20549-0102; by email: publicinfo@sec.gov; or by phone: 1-202-551-8090. The SEC may charge you a fee for this information.

      The SEC has not approved or disapproved these securities, or determined that this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY

      You should read this entire Proxy Statement/Prospectus carefully, including the Appendices, which are also a part of this Proxy Statement/Prospectus. For additional information, you should consult the Fund’s Prospectus and the Plan that is attached hereto as Appendix A.

The Proposed Reorganization. On November 14, 2005, the Board of Trustees of the Fund (the “Board”) approved the Plan. Subject to shareholder approval, the Plan provides for: the transfer of all of the assets of the Financial Services Portfolio to the Large-Cap Value Portfolio, in exchange for shares of the Large-Cap Value Portfolio; the assumption by the Large-Cap Value Portfolio of all of the assets and liabilities of the Financial Services Portfolio; and the distribution of the Large-Cap Value Portfolio shares to the shareholders of the Financial Services Portfolio in a complete liquidation of the Financial Services Portfolio (together, the “Reorganization”).

      The Reorganization is expected to be effective as of the close of business on April 28, 2006, or on a later date as the parties may agree (the “Closing Date”). As a result of the Reorganization, each shareholder of the Financial Services Portfolio would become a shareholder of the Large-Cap Value Portfolio. Each shareholder would have an interest, immediately after the closing of the Reorganization (the “Closing”), in shares of the Large-Cap Value Portfolio having an aggregate value equal to the aggregate value of the shares of the Financial Services Portfolio in which that shareholder had an interest as of the close of business on the Closing Date.

      After careful consideration, the Board unanimously approved the proposed Reorganization. The Board recommends that you vote FOR the proposed Reorganization. Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the Financial Services Portfolio.

      Information comparing the Financial Services Portfolio and the Large-Cap Value Portfolio follows. A few important points to note are:

•	The Portfolios have substantially similar investment objectives.

•	The Financial Services Portfolio invests at least 80% of its assets in equity securities and derivatives of companies in the financial services sector; whereas, the Large-Cap Value Portfolio invests at least 80% of its assets in common stocks of large companies and does not have a policy of concentrating in any particular group of industries. Therefore, after the Reorganization, you would have a more diversified exposure to a broader array of industries, which includes, but is not limited to, those in the financial services sector.

•	The Large-Cap Value Portfolio is a larger and more viable portfolio than the Financial Services Portfolio (approximately $1.8 billion in net assets versus $74.0 million in net assets as of September 30, 2005). The Financial Services Portfolio has not been successful in attracting significant assets. The Board determined, based on a recommendation from the Fund’s adviser, that the Financial Services Portfolio is not expected to grow sufficiently in size to enable the shareholders to achieve economies of scale and lower expense ratios.

•	The Large-Cap Value Portfolio has a lower advisory fee than the Financial Services Portfolio (0.85% and 1.10%, respectively) and a lower expense ratio (0.89% and 1.15%, respectively), as of September 30, 2005.

•	The Large-Cap Value Portfolio has been operational since 1999, and the Financial Services Portfolio has been operational since 2001. The Large-Cap Value Portfolio outperformed the Financial Services Portfolio in 2001, 2003 and 2004 and in 2005 through September 30. The Financial Services Portfolio outperformed the Large-Cap Value Portfolio in 2002.

•	The Reorganization is a tax-free transaction for Federal income tax purposes. Accordingly, pursuant to this treatment, neither the Financial Services Portfolio, nor its shareholders, nor the Large-Cap Value Portfolio, nor its shareholders, is expected to recognize any gain or loss for federal income tax purposes from the transactions under the Reorganization Plan.

COMPARISON OF INVESTMENT GOAL, POLICIES AND STRATEGIES

OF THE PORTFOLIOS

      The following summarizes the investment goal, policies, strategies and primary management differences between the Financial Services Portfolio and the Large-Cap Value Portfolio:

	Financial Services Portfolio	Large-Cap Value Portfolio

Investment Adviser	Pacific Life Insurance Company	Pacific Life Insurance Company

Portfolio Manager (Sub-Adviser)	A I M Capital Management, Inc. (“AIM”)	Salomon Brothers Asset Management Inc (“Salomon Brothers”)

Persons Responsible for Management	Michael J. Simon and Meggan M. Walsh	Mark J. McAllister

Investment Goal	To seek long-term growth of capital.	To seek long-term growth of capital; current income is of secondary importance.

Classification	Classified as diversified.	Classified as diversified.

Main Investments	Invests at least 80% of its assets in equity securities and derivatives of companies in the financial services sector. The financial services sector includes banks, insurance companies, brokerage firms, asset management firms, government sponsored agencies, and other investment-related or finance-related companies.

A company is considered part of the financial services sector if at least 50% of its gross income or its net sales come from activities in the sector; or at least 50% of its assets are devoted to producing revenues from the sector; or the portfolio manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet such criteria.

This Portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts and Canadian issuers are excluded from this limit.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. In general, the portfolio manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The portfolio manager will invest in securities it believes will rise in price faster than other securities.	Invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. To a lesser degree, the Portfolio may also invest in foreign companies and fixed income securities and securities that can be converted into equity securities. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

The portfolio management team looks for companies that are undervalued or expected to grow. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The team employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

• share prices that appear to be temporarily oversold or do not reflect positive company developments.

• companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.

Financial Services Portfolio	Large-Cap Value Portfolio

Main Investments (Continued)	The portfolio manager places a greater emphasis on companies that are increasing their revenue streams along with their earnings. The portfolio manager seeks companies that it believes can grow their revenues and earnings in a variety of interest rate environments— although securities prices of financial services companies generally are interest rate sensitive.

The portfolio manager prefers companies with successful sales and marketing cultures and that leverage technologies in their operations and distribution. The portfolio manager adjusts portfolio weightings depending on current economic conditions and relative valuations of securities.

The portfolio manager may also invest in derivatives (such as options) to help achieve the Portfolio’s investment goal.	• special situations including corporate events, changes in management, regulatory changes or turnaround situations.

• company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

The team may use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against changes in interest rates or to otherwise try to achieve the Portfolio’s investment goal. The team may also use derivatives to hedge changes in currency exchange rates. The Portfolio may invest in fixed income securities for current income. The Portfolio may also invest up to 20% of its assets in foreign securities.

Primary Investment Risks	Price volatility
Foreign investments
Derivatives, synthetics, forward commitments, repurchase agreements and currency transactions
Industry/sector concentration
Liquidity
Regulatory impact
Interest rate
Emerging countries	Price volatility Foreign investments Derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

      Following the Reorganization, and in the ordinary course of managing a portfolio, certain of the holdings of the Financial Services Portfolio transferred to the Large-Cap Value Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for the Large-Cap Value Portfolio.

Comparison of Portfolio Characteristics1

      The following table is intended to help you understand the differences between the two Portfolios. It compares certain characteristics of the Portfolios as of September 30, 2005:

	Financial Services Portfolio	Large-Cap Value Portfolio

Net Assets	$73,984,652	$1,799,321,260
Number of Holdings	38	75
Average Market Capitalization of Holdings[2]	$44.0 billion	$69.4 billion
Portfolio Turnover Rate	20.0%	50.1%
Portfolio Composition (as a % of net assets):
• U.S. Common Stocks	89.74%	81.60%
• Foreign Common Stocks (including American Depositary Receipts (“ADR”))	6.55%	14.04%
• Short-Term Investments	3.70%	3.45%
• Securities Lending Collateral	9.34%	4.23%
• Other Assets & Liabilities, Net	(9.33%)	(3.32%)

Sector Allocation	Financial Services – 96.29%	Financial Services – 27.68%
(as a % of net assets)	Short-Term Investments & Securities	Consumer Discretionary – 13.75%
	Lending Collateral – 13.04%	Utilities – 9.84%
Technology – 9.07%
Integrated Oils – 8.29%
Health Care – 7.78%
Short-Term Investments & Securities
Lending Collateral – 7.68%
Consumer Staples – 6.32%
Energy – 4.48%
Producer Durables – 4.30%
Materials & Processing – 2.78%
Multi-Industry – 1.35%

Top 5 Industries	Commercial Banks – 39.3%	Commercial Banks – 10.0%
(as a % of total investments)	Securities Brokers/Dealers – 10.7%	Telephone Communications – 6.6%
	Insurance Agents, Brokers and Services – 10.6%	Fire, Marine and Casualty Insurance Companies – 5.7%
	Federal Sponsored Credit Agencies – 8.8%	Drilling Oil and Gas Wells – 4.0%
	Surety Insurance – 8.7%	Motion Picture and Video Tapes – 3.9%

Top 10 Holdings	JPMorgan Chase & Co. – 5.89%	Altria Group Inc. – 3.75%
(as a % of net assets)	Citigroup Inc. – 5.56%	Bank of America Corp. – 3.22%
	Merrill Lynch & Co. Inc. – 5.29%	Total SA ADR – 2.81%
	The Hartford Financial Services Group Inc. – 4.91%	Sprint Nextel Corp. – 2.77%
	The Bank of New York Co. Inc. – 4.90%	American International Group Inc. – 2.19%
	Bank of America Corp. – 4.87%	Merrill Lynch & Co. Inc. – 2.11%
	Fannie Mae – 4.79%	News Corp. ‘B’ – 2.10%
	ACE Ltd. – 4.34%	ENSCO International Inc. – 2.10%
	Freddie Mac – 4.01%	Capital One Financial Corp. – 2.10%
	Morgan Stanley – 3.68%	The Boeing Co. – 2.07%

[1]	The numbers in the table are for comparison purposes only and have not been audited.

[2]	These numbers were provided by each Portfolio’s respective portfolio manager and have not been independently verified.

Comparison of Investment Risks Involved in Investing in the Portfolios

      The principal risk of investment in either Portfolio is fluctuation in the net asset value (“NAV”) of the Portfolio’s shares. Market conditions, financial conditions of issuers represented in the portfolio, and other factors affect such fluctuations. Because the Financial Services Portfolio concentrates in financial services companies, it is more subject to the risks of concentration in that sector. The Large-Cap Value Portfolio would ordinarily be less exposed to this sector, although as of September 30, 2005, approximately 28% of its assets were allocated to the financial services sector.

      The following is a summary of the types of securities in which the Portfolios may invest and strategies the Portfolios may employ in pursuit of their investment objectives. As with any security, an investment in a Portfolio’s shares involves certain risks, including loss of principal. The Portfolios are subject to varying degrees of financial, market and credit risk.

Both Portfolios may be effected by the following risks, among others:

•	price volatility – both Portfolios principally invest in equity securities and may also invest in fixed income securities. Both fixed income and equity securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates and market conditions. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Large companies tend to have more stable prices than small- or medium-sized companies.

•	foreign investments – both Portfolios may invest their assets in securities of foreign issuers. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment.

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions – both Portfolios utilize derivatives including options and futures contracts that derive their value from the value of an underlying security, group of securities or an index. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. A Portfolio’s use of derivatives, synthetics, forward commitments and currency transactions could reduce returns, increase Portfolio volatility, may not be liquid, and may not correlate precisely to the underlying securities or index. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk.

In addition, the Financial Services Portfolio may be effected by the following risks, among others:

•	industry/sector concentration – the Financial Services Portfolio invests principally in only one sector. Accordingly, the Portfolio is subject to greater risk of loss as a result of adverse economic, business or other developments that affect that sector than if its investments were diversified across different industry sectors. In addition, some sectors, like the financial services sector, are subject to extensive government regulation, which may change frequently and impact a Portfolio significantly. The Large-Cap Value Portfolio may also have exposure to financial services companies. Indeed, as of September 30, 2005, the Large-Cap Value Portfolio had approximately 28% of its assets in financial services companies. Still, it has broader industry exposure to other industries than the Financial Services Portfolio.

•	liquidity – the Financial Services Portfolio may invest in less liquid securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. Investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities, especially when the economy is not robust, during market downturns, or when small-cap stocks are out of favor.

•	regulatory impact – the Financial Services Portfolio invests in a sector that is subject to extensive government regulation, which may change frequently and impact a portfolio significantly.

•	interest rate – the Financial Services Portfolio may invest more heavily in securities that are influenced by changes in interest rates. Securities prices of financial services companies generally are interest rate sensitive. the value of bonds and short-term money market instruments may fall when interest rates rise.

Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.

•	emerging countries – the Financial Services Portfolio may invest in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa). Emerging market countries may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia.

COMPARISON OF FEES AND EXPENSES

      The following describes and compares the fees and expenses that shareholders pay in connection with investment in the Portfolios. For further information on the fees and expenses of the Large-Cap Value Portfolio, see “Appendix B— Additional Information Regarding the Large-Cap Value Portfolio.”

Advisory and Management Fees

      The advisory fee paid by the Large-Cap Value Portfolio is 0.25% lower than the fee paid by the Financial Services Portfolio. The Large-Cap Value Portfolio pays an advisory fee to Pacific Life at an annual rate of 0.85% of the Portfolio’s average daily net assets. The Financial Services Portfolio pays an advisory fee to Pacific Life at an annual rate of 1.10% of the Portfolio’s average daily net assets.

      Effective May 1, 2005, Pacific Life pays a monthly management fee to AIM based on an annual percentage of the average daily net assets of the Financial Services Portfolio of 0.500% on the first $100 million; 0.475% on the next $150 million; 0.450% on the next $250 million; and 0.425% on assets over $500 million.

      Effective December 1, 2005, Pacific Life pays a monthly management fee to Salomon Brothers based on an annual percentage of the average daily net assets of the Large-Cap Value Portfolio in an amount of 0.45% on the first $100 million; 0.40% on the next $100 million; 0.35% on the next $200 million; 0.30% on the next $350 million; 0.25% on the next $250 million; and 0.20% on assets over $1 billion.

      The management (sub-advisory) fees are paid by Pacific Life and not by the Portfolios. The effective annualized sub-advisory fee rate, based on average daily net assets for the nine-month period ended September 30, 2005, for AIM was 0.49% and for Salomon Brothers was 0.25%, and for Salomon Brothers based on the Large-Cap Value pro forma combined Portfolios would have been 0.25%.

Expense Limitation Arrangement

      Pacific Life has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains), interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the Fund’s Independent Trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such reduction is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2007. Pacific Life was not required to make any reimbursements to either Portfolio in 2004 under the expense limitation agreement and all reductions or reimbursements have been fully recouped or expired as of December 31, 2004.

Expense Table

      The current expenses of each Portfolio and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Portfolios are based upon the annualized operating expenses incurred for the nine-month period ended September 30, 2005. The table does not reflect expenses or charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy (collectively, “Variable Contracts”). Pro forma numbers are estimated in good faith and are hypothetical.

Annual Portfolio Operating Expenses

that are deducted from Portfolio assets
shown as a ratio of expenses to average daily net assets1

					Total
	Advisory	Other	Total	Less Adviser’s	Net
Portfolio[2]	Fees	Expenses	Expenses	Reimbursements[3]	Expenses

Financial Services	1.10%	0.05%	1.15%	—	1.15%
Large-Cap Value	0.85%	0.04%	0.89%	—	0.89%
Large-Cap Value pro forma (combined portfolios)	0.85%	0.04%[4]	0.89%	—	0.89%

[1]	Effective December 10, 2004, the Fund eliminated the brokerage enhancement plan. Pacific Life and the Fund’s portfolio managers may not allocate brokerage transactions to particular broker-dealers to help promote the distribution of the Fund’s shares. However, effective December 10, 2004, the Fund entered into a brokerage recapture program, pursuant to which brokerage commissions paid by the Fund are recaptured by the Fund and used to pay certain Fund expenses. Recaptured commissions may be used to reduce expenses, such as custody fees, that would otherwise be incurred by the Fund. The Fund has entered into an arrangement with its custodian under which custodial credits are realized as a result of uninvested cash balances. Total adjusted net annualized expenses for these Portfolios, after deduction of any offset for custodian credits and recaptured commissions were: 1.14% for the Financial Services Portfolio, 0.87% for the Large-Cap Value Portfolio, and would have been 0.87% for the pro forma combined Portfolios, each for the nine-month period ended September 30, 2005.

[2]	Expenses are shown for each Portfolio, and on a pro forma basis, based upon annualized expenses incurred by each Portfolio for the nine-month period ended September 30, 2005. These expenses do not reflect changes imposed under the Variable Contracts whose proceeds are invested in the Portfolios.

[3]	To help limit Fund expenses, Pacific Life has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing (including foreign taxes on dividends, interest or gains), interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such reduction or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2007. All reductions or reimbursements have been fully recouped or expired as of December 31, 2004. No reimbursements were required for the nine-month period ended September 30, 2005.

[4]	Other expenses do not include non-recurring reorganization expenses.

Examples

      The examples are intended to help you compare the cost of investing in the Portfolios and in the combined Portfolios on a pro forma basis — assuming the Portfolios have been combined. The examples do not reflect expenses and charges that are, or may be, imposed under your Variable Contract. The examples assume that a shareholder invests $10,000 in each Portfolio and in the surviving Portfolio after the Reorganization for the time periods indicated. The examples also assume that the investment earns a 5% return each year and that each Portfolio’s operating expenses remain the same and both interest and expenses are credited and charged at the end of each month. In calculating the expenses below, total net expenses were used (reflecting the contractual expense cap during the period) and the total expenses thereafter. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, a shareholder would incur the following expenses for each period shown. Because this is an estimate, actual expenses may be higher or lower.

								Large-Cap Value Portfolio
Financial Services Portfolio				Large-Cap Value Portfolio				Pro Forma: The Portfolios Combined*

1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

$117	$365	$633	$1,398	$91	$284	$493	$1,096	$91	$284	$493	$1,096

*	Estimated.

RELATIVE PERFORMANCE

      Information on the performance of the Financial Services Portfolio and the Large-Cap Value Portfolio is presented below to help you understand the differences between the Portfolios. The following table shows, for certain periods through September 30, 2005, the annual total return for (a) the Financial Services Portfolio, (b) the Large-Cap Value Portfolio, and (c) the S&P 500 Index. The index currently serves as the benchmark index for each Portfolio, is diversified by industry and has inherent performance advantages over the Portfolios, since the index has no cash in its portfolio and incurs no transaction or operating expenses. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at NAV.

	Financial Services	Large-Cap Value
Calendar Year/Period Ended[1]	Portfolio[2]	Portfolio[2]	S&P 500 Index[3]

1/1/2005 – 9/30/2005	(3.33%)	3.69%	2.77%
2004	8.72%	9.93%	10.87%
2003	29.00%	31.24%	28.67%
2002	(14.59%)	(22.96%)	(22.09%)
2001	(7.28%)	(3.65%)	(11.88%)
2000	N/A	15.26%	(9.11%)
1999	N/A	11.46%	21.04%

Average annual total return
As of December 31, 2004	1 Year	Since Inception[2]	Since Inception[2]

Financial Services Portfolio[2]	8.72%	2.66%	N/A
Large-Cap Value Portfolio[2]	9.93%	N/A	5.47%
S&P 500 Index[3]	10.87%	(0.52%)	1.25%

[1]	Total returns for periods of less than one full year are not annualized.

[2]	The Financial Services and Large-Cap Value Portfolios commenced operations on January 2, 2001 and January 4, 1999 respectively.

[3]	The S&P 500 Index is comprised of stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends. Index returns for each of the periods indicated above began on January 1st.

INFORMATION ABOUT THE LARGE-CAP VALUE PORTFOLIO

Investment Personnel

The Large-Cap Value Portfolio is managed by Salomon Brothers. The following individual is primarily responsible for the day-to-day management of the Large-Cap Value Portfolio:

Mark J. McAllister, CFA, is a managing director of Salomon Brothers. He joined Salomon Brothers in 1999 as a director until he was promoted to his current position in 2003 and has over 18 years of investment experience. Mr. McAllister has a BS from St. John’s University and an MBA from New York University.

Mr. McAllister is supported by a team of more than a dozen equity professionals, each of whom has specific fundamental and quantitative research skills relating to all phases of Salomon Brothers’ equity investment process.

With respect to the individual listed, the Fund’s SAI provides additional information about compensation, other accounts managed and ownership of securities in the Large-Cap Value Portfolio.

Performance of the Large-Cap Value Portfolio

      The bar chart shows how the Large-Cap Value Portfolio’s performance has varied since its inception. The table below the bar chart compares Portfolio performance to its benchmark index, the S&P 500 Index, an unmanaged broad-based index. The index has inherent performance advantages over the Large-Cap Value Portfolio since it has no cash and incurs no operating expenses. An investor cannot invest directly in an index. Total returns include reinvestment of dividends and capital gain distributions, if any. Returns do not reflect fees and expenses of any Variable Contract, and would be lower if they did. Past performance is not a guarantee of future results. Performance reflects expense limitations that were in effect during the periods presented. If expenses limitations were not in place, the Large-Cap Value Portfolio’s performance would have been reduced.

Calendar Year-by-Year Returns (%) of the Large-Cap Value Portfolio

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 19.48%; 3rd quarter 2002: (20.98%)

Average annual total return of the Large-Cap Value Portfolio as of December 31, 2004

			6 years/
	1 year	5 years	Since Inception[1]

Large-Cap Value Portfolio	9.93%	4.30%	5.47%
S&P 500 Index[2]	10.87%	(2.30%)	1.25%

[1]	The Large-Cap Value Portfolio commenced operations on January 4, 1999.

[2]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

     Additional information about the Large-Cap Value Portfolio is included in Appendix B to this Proxy Statement/Prospectus.

Set forth below is an excerpt from the Fund’s annual report dated December 31, 2004.

The Portfolio Manager’s Discussion of the Large-Cap Value Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Large-Cap Value Portfolio returned 9.93%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Performance Comparison

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The U.S. equity market, despite its positive breadth, experienced poor market volume and low volatility during the year. In 2004, after a relatively quiet first half, U.S. equity markets declined in the third quarter then reversed course, posting the best quarterly performance of the year in the fourth quarter. All the major indices finished the year on a positive note, with the S&P 500 Index climbing 10.87%*, the NASDAQ rising 8.59%* and the DJIA gaining 5.31%*.

In 2004, the U.S. economy managed to overcome many stumbling blocks that included the war in Iraq, higher energy costs, corporate investigations and election uncertainty. In June, the Federal Open Market Committee began a measured tightening course, raising the Federal Funds interest rate to 2.25% from 1.00% by the end of the year. The yield on the ten-year Treasury note ended the year at 4.22%, which was surprisingly low given the increase in short-term interest rates.

U.S. equity investors responded favorably in the fourth quarter to continued signs of economic growth, strong corporate profits and moderating energy prices. An increase in merger and acquisition activity and a definitive outcome in the presidential election also helped push stocks higher.

Within the S&P 500 Index, the energy sector led the way, followed by utilities, telecommunication services and industrials. Most sectors of the S&P 500 Index posted double-digit gains for the year, with the exception of health care, IT and consumer staples.

The sectors that contributed the most to the portfolio’s performance for the year included financials, energy and telecommunication services. Three of the portfolio’s sector holdings that lagged included health care, IT and materials. Top contributors to performance included AT&T Wireless Services Inc., Bank of America Corp., Chevron Texaco Corp., McDonald’s Corp. and Total SA. Stocks that detracted from performance came from a number of different sectors and included Pfizer Inc., Nortel Networks Corp., Merck & Co. Inc., Alcoa Inc. and 3Com Corp. We at Salomon reduced the portfolio’s position in Pfizer and

Merck based on the recent findings related to increased cardiovascular risk of the cox-2 inhibitor class of drugs. We also sold Alcoa and 3Com during the period.

In managing the portfolio, we have taken advantage of the recent strength in the U.S. equity market by reducing selected positions in the utilities and materials sectors. We have also reduced our position in health care, particularly in the large-capitalization pharmaceutical industry. We increased positions in the financials, consumer discretionary and industrial sectors.

*	The index is unmanaged. Source for indices: Lipper Analytical Services.

**	The total return includes reinvestment of all dividends and capital gain distributions, if any. The total return does not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

˜	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

INFORMATION ABOUT THE REORGANIZATION

      The Reorganization Plan. The Reorganization Plan involves the transfer of all of the assets and liabilities of the Financial Services Portfolio to the Large-Cap Value Portfolio in exchange for shares of the Large-Cap Value Portfolio. The Financial Services Portfolio would then distribute to its shareholders their portion of the shares of the Large-Cap Value Portfolio it receives in the Reorganization. The result would be a liquidation of the Financial Services Portfolio.

      After the Reorganization, each shareholder of the Financial Services Portfolio will have an interest in shares in the Large-Cap Value Portfolio having an aggregate value equal to the aggregate value of shares in the Financial Services Portfolio in which that shareholder had an interest as of the close of business on the business day preceding the Closing as that term is defined in the attached copy of the Plan of Reorganization in Appendix A.

      Until the Closing, shareholders of the Financial Services Portfolio will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of shares of the Large-Cap Value Portfolio.

      The obligations of the Portfolios under the Plan are subject to various conditions, including approval of the shareholders of the Financial Services Portfolio. The Plan also requires that each Portfolio take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan, and the transactions contemplated under it, may be terminated by resolution of the Board at any time prior to the date of the Closing. For a complete description of the terms and conditions of the Reorganization, see a copy of the Plan in Appendix A.

      Reasons for the Reorganization. The proposed Reorganization was presented to the Board for consideration and approval on November 14, 2005. For the reasons discussed below, the Board, including all of the Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940), unanimously determined that the proposed Reorganization is in the best interests of the Financial Services Portfolio and its shareholders. The Board also determined that the interests of the shareholders of the Financial Services Portfolio will not be diluted as a result of the proposed Reorganization. The Reorganization will allow the Financial Services Portfolio’s shareholders to continue to participate in a professionally managed portfolio that may invest a portion of its assets in financial services companies, although it has a policy of not concentrating in this sector. As shareholders of the Large-Cap Value Portfolio, these shareholders will continue to be able to exchange shares of the Large-Cap Value Portfolio into shares of other Portfolios offered by the Fund subject to investment options available to them under their applicable Variable Contracts. A list of the current Portfolios offered by the Fund is attached as Appendix C.

      Board Consideration. The Board, in recommending the proposed transaction, considered a number of factors, including the following:

•	the small asset size and the slow growth of the Financial Services Portfolio and management’s conclusion that it is unlikely that this Portfolio will grow sufficiently in size to allow the shareholders to achieve economies of scale and lower expense ratios;

•	the potential benefits of the transaction to shareholders of the Financial Services Portfolio, in particular, the 25 basis point reduction in the investment advisory fee and the lower expense ratio;

•	the relative past performance of the Large-Cap Value Portfolio as compared to the Financial Services Portfolio;

•	the similarity of investment goals of both Portfolios and their common performance benchmark (S&P 500 Index);

•	the terms and conditions of the Plan;

•	the direct or indirect costs to be incurred by each Portfolio and its respective shareholders in connection with the proposed Reorganization and the willingness of Pacific Life to bear one-half of the expenses of the proposed transaction;

•	whether the Reorganization would dilute the interests of the shareholders of either of the Portfolios (i.e. the separate accounts) or the interests of the owners of the Variable Contracts; and

•	the tax consequences of the Reorganization to the Financial Services Portfolio and its shareholders, including the tax-free nature of the transaction.

      The Board also considered the future potential benefits to the investment adviser in that its costs to administer both Portfolios may be reduced if the Reorganization is approved.

      The Board recommends that shareholders of the Financial Services Portfolio approve the Reorganization.

      Tax Considerations. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free transaction under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Financial Services Portfolio, nor its shareholders, nor the Large-Cap Value Portfolio, nor its shareholders, is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing of the Reorganization, the Portfolio will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free transaction for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Fund.

      Expenses of the Reorganization. Pacific Life, investment adviser to the Fund, will bear half the cost of the Reorganization. The Portfolios will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. The Portfolios’ share of the expenses will be split between the two Portfolios equally. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, internet or in person. Computershare Fund Services, Inc. has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to owners of Variable Contracts).

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

      Form of Organization. The Large-Cap Value Portfolio and the Financial Services Portfolio are each separate portfolios of the Fund, which is a Massachusetts business trust. The Fund also offers other portfolios, which are not involved in the Reorganization. The Fund is governed by its Board of Trustees, which is composed of six Trustees.

      Distributor. Pacific Select Distributors, Inc. (the “Distributor”) whose address is 700 Newport Center Drive, P.O. Box 9000, Newport Beach, CA 92660, is the principal distributor for the Large-Cap Value Portfolio and the Financial Services Portfolio.

      Capitalization. The following table shows on an unaudited basis the capitalization of the Large-Cap Value Portfolio and the Financial Services Portfolio as of November 30, 2005:

		Net Asset Value	Shares
	Net Assets	Per Share	Outstanding

Financial Services Portfolio	$84,987,192	$11.36	7,480,413
Large-Cap Value Portfolio	$1,851,658,239	$13.23	139,942,158
pro forma Adjustment	$(55,350)	—	(1,057,113)
Large-Cap Value Portfolio pro forma (combined portfolios)	$1,936,590,081	$13.23	146,365,459

      Advisory Fee Reduction Program. Effective May 1, 2005, the Fund entered into an Advisory Fee Reduction Program (“Program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Under this Program, the advisory fee paid to Pacific Life by each Portfolio will be reduced so long as the Fund’s weighted average annual total return, without reflecting fees and expenses, for the most recently completed 10-calendar year period ending December 31st (the “Advisory Fee Reduction Performance”) exceeds an annual rate of 8.00% (“Waiver Threshold”). Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2007 for all portfolios. The Waiver Threshold is an amount intended to reflect performance levels at which Pacific Life realizes economies of scale. These economies of scale would be shared with shareholders under the Program. The Program, which became effective on May 1, 2005, will remain in effect through at least April 30, 2007, after which renewal and the terms of the Program will be reviewed by Pacific Life and the Board, and there can be no assurance that it will be renewed or continued in the current form after that date.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

      Voting Rights. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of Proxies by the Board. Shares of the Financial Services Portfolio entitle their holders to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. Shares have noncumulative voting rights. The Financial Services Portfolio is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing trustees, changing fundamental policies or approving an investment advisory agreement. You may vote by mail, telephone, Internet or in person. If you vote by mail, your proxy card must be received at the address noted on the reply envelope by 8:00 a.m. Eastern time on March 28, 2006. If you vote by telephone or Internet, your vote must be submitted by 8:00 a.m. Eastern time on March 28, 2006. You may also vote by attending the shareholder Meeting.

      A Variable Contract Owner may revoke the accompanying voting instruction at any time prior to its use by filing with Pacific Life or its subsidiary PL&A, as applicable, a written revocation or duly executed voting instruction bearing a later date. In addition, any Variable Contract Owner who attends the Special Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed by the ballot, but in the absence of voting directions in any properly executed voting instruction that is signed and timely returned, they will vote FOR the Reorganization proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

      At the close of business on January 12, 2006 (the “Record Date”) there were 7,194,849 outstanding shares of the Financial Services Portfolio. The shares of the Portfolio are offered as an investment medium for Variable Contracts. Pacific Life and PL&A, are the owners of the Financial Services Portfolio shares underlying the Variable Contracts, but are soliciting voting instructions from Variable Contract Owners having contract value invested in the Financial Services Portfolio (a beneficial interest) as to how the shares will be voted. As of the Record Date Pacific Life and PL&A each owned 98.69% and 1.31%, respectively. As of the Record Date, neither Pacific Life nor PL&A owned beneficially any shares of either Portfolio.

      Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Financial Services Portfolio. With respect to the Financial Services Portfolio, a majority of the outstanding shares means the lesser of (a) 67% or more of the shares of the Financial Services Portfolio present at the meeting if more than 50% of the outstanding shares of the Financial Services Portfolio are represented in person or by proxy at the meeting; or (b) more than 50% of the shares of the Financial Services Portfolio. The Financial Services Portfolio must have a quorum to conduct its business at the Special Meeting. Holders of 30% of the outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including Pacific Life and PL&A) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Since Pacific Life and PL&A are the owners of record of all of the outstanding shares of the Financial Services Portfolio, it is anticipated that a quorum will be present at the meeting.

      Pacific Life and PL&A (each a “PL Insurer”) will each vote shares of the Portfolio held by each of their respective separate accounts that fund the Variable Contracts in accordance with instructions received from Variable Contract Owners. Each PL Insurer will also vote shares of the Portfolio held in each such separate account for which it has not received timely instructions, in the same proportion as it votes shares held by that separate account for which it has received instructions. Each PL Insurer will vote any shares held by any of its separate accounts for which no voting instructions are received in the same proportion as other votes cast by all of its separate accounts in the aggregate. Shareholders and Variable Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the meeting and any adjournments thereof, will be determined as of the Record Date.

      To the knowledge of the Fund, as of December 16, 2005, no current trustee or officer of the Fund owned or had interests in 1% or more of the outstanding shares of either Portfolio and the officers and trustees, as a group, owned or had interests less than 1% of the shares of either Portfolio.

      Other Matters to Come Before the Meeting. The Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

      Shareholder Proposals. The Fund is not required to hold regular annual meetings and to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by its management. Therefore it is not practicable to specify a date by which Shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

      Reports to Shareholders. The Fund’s Prospectus and SAI, each dated May 1, 2005, as supplemented, the Fund’s Annual Report dated December 31, 2004, and semi-annual report dated June 30, 2005 regarding the Large-Cap Value Portfolio are available upon request. Requests for these documents should be directed to Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660 or at:

Pacific Life’s Annuity Contract Owners:	1-800-722-2333
Pacific Life’s Insurance Policy Owners:	1-800-800-7681
PL&A’s Annuity Contract Owners:	1-800-748-6907
PL&A’s Life Insurance Policy Owners:	1-888-595-6997

      Statement of Additional Information. The SAI to this Proxy Statement/Prospectus contains financial information on the Large-Cap Value Portfolio and the Financial Services Portfolio. The SAI is considered a part of this document because it is incorporated by reference.

      PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR VOTING INSTRUCTION. YOU MAY DO SO EITHER BY TELEPHONE, INTERNET, IN PERSON OR BY MAIL. IF YOU VOTE BY MAIL, ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY 8:00 A.M. EASTERN TIME ON MARCH 28, 2006, AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE, WILL BE COUNTED. IF YOU VOTE BY TELEPHONE OR INTERNET, ONLY VOTES CAST BY 8:00 A.M. EASTERN TIME ON MARCH 28, 2006, WILL BE COUNTED.

Audrey L. Milfs
Secretary

January 31, 2006
700 Newport Center Drive
Newport Beach, California 92660

APPENDIX A

PLAN OF REORGANIZATION

      THIS PLAN OF REORGANIZATION (the “Plan”) is adopted on this November 14, 2005, by the Pacific Select Fund (the “Fund”), a Massachusetts business trust, with its principal place of business at 700 Newport Center Drive, Newport Beach, California 92660, on behalf of the Large-Cap Value Portfolio (the “Surviving Portfolio”), a separate series of the Fund, and the Financial Services Portfolio (the “Acquired Portfolio”), another separate series of the Fund.

      This Plan is intended to be a tax free transaction of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Surviving Portfolio in exchange solely for voting shares of beneficial interest ($.001 par value per share) of the Surviving Portfolio (the “Surviving Portfolio Shares”), the assumption by the Surviving Portfolio of all liabilities of the Acquired Portfolio, and the distribution of the Surviving Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

      WHEREAS, the Fund is an open-end, registered investment company of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Surviving Portfolio is permitted to invest; and

      WHEREAS, the Board Trustees of the Fund (the “Board”) has determined that the exchange of all of the assets of the Acquired Portfolio for Surviving Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Surviving Portfolio is in the best interests of the Surviving Portfolio and its shareholders and that the interests of the existing shareholders of the Surviving Portfolio would not be diluted as a result of this transaction; and

      WHEREAS, the Board has also determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Surviving Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Surviving Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction;

      NOW, THEREFORE, the Fund, on behalf of the Surviving Portfolio and the Acquired Portfolio separately, hereby approves the Plan on the following terms and conditions:

1.	Transfer Of Assets Of The Acquired Portfolio To The Surviving Portfolio In Exchange For The Surviving Portfolio Shares, The Assumption Of All Acquired Portfolio Liabilities And The Liquidation Of The Acquired Portfolio.

      1.1 Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Surviving Portfolio, and the Surviving Portfolio agrees in exchange therefore: (i) to deliver to the Acquired Portfolio the number of full and fractional Surviving Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1(the “Closing”).

      1.2 The assets of the Acquired Portfolio to be acquired by the Surviving Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”).

      1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its current and accumulated investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date at or about 4:00 p.m. Eastern Time.

      1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio’s shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Portfolio Shareholders”), on a pro rata basis within that class, the Surviving Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Surviving Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Surviving Portfolio to open accounts on the share records of the Surviving Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Surviving Portfolio Shares to be so credited to Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in shares of the Acquired Portfolio will then represent a number of Surviving Portfolio Shares, as determined in accordance with Section 2.3. The Surviving Portfolio shall not issue certificates representing the Surviving Portfolio Shares in connection with such exchange.

      1.5 Ownership of Surviving Portfolio Shares will be shown on the books of the Fund’s transfer agent. Shares of the Surviving Portfolio will be issued in the manner described in the Fund’s then-current Prospectus and Statement of Additional Information (“SAI”).

      1.6 Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.	Valuation

      2.1 The value of the Acquired Portfolio’s assets to be acquired by the Surviving Portfolio hereunder shall be the value of such assets computed at or about 4:00 p.m. Eastern time on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Fund’s then-current prospectus or SAI and as established by the Board.

      2.2 The net asset value of the Surviving Portfolio Share shall be the net asset value per share computed at or about 4:00 p.m. Eastern time and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Fund’s then-current prospectus or statement of additional information with respect to the Surviving Portfolio, and as established by the Board.

      2.3 The number of Surviving Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined by dividing the value of the net assets of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Portfolio Share, determined in accordance with paragraph 2.2.

      2.4 All computations of value shall be made by the Acquired Portfolio’s designated recordkeeping agent.

3.	Closing And Closing Date

      3.1 The Closing Date shall be April 28, 2006, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be at or about 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Fund or at such other time and/or place as the parties may agree.

      3.2 The Fund shall direct State Street Bank and Trust Company of California, N.A., as custodian for the Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Portfolio’s portfolio securities, cash, and any other assets (“Assets”) shall have been delivered in proper form to the Surviving Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Portfolio Custodian to the custodian for the Surviving Portfolio for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Surviving Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Portfolio’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”). The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

      3.3 The Fund, on behalf of the Acquired Portfolio, shall direct Pacific Life Insurance Company (the “Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

      3.4 The Closing Date may be postponed if: (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Portfolio and/or Surviving Portfolio is closed to trading or otherwise restricted; or (b) trading or the reporting of trading on the New York Stock Exchange or other primary trading market is disrupted and the fund’s Board believes the value of the net assets in either the Acquired Portfolios and/or Surviving Portfolios cannot be accurately appraised; or (c) reasonably necessary to accommodate business needs. If any of these events occur, the Closing Date will be postponed until the first business day after trading is fully resumed and reporting has been restored, or within a reasonable time thereafter.

4.	Representations And Warranties

      4.1 The Fund, on behalf of the Acquired Portfolio, represents and warrants to the Surviving Portfolio as follows:

(a) The Acquired Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended (“1933 Act”), including the shares of the Acquired Portfolio, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”) and the 1940 Act, and such as may be required by state securities laws;

(d) The current Prospectus and SAI of the Acquired Portfolio and each Prospectus and SAI of the Acquired Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Portfolio’s assets to be transferred to the Surviving Portfolio pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Surviving Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Portfolio;

(f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Portfolio is a party or by which it is bound;

(g) The Acquired Portfolio has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Surviving Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The statement of assets and liabilities, including the schedule of investments, of the Acquired Portfolio as of December 31, 2004, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Surviving Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since December 31, 2004, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation through December 31, 2005, the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through December 31, 2005;

(m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio could, under certain circumstances, be held personally liable for obligations of the Acquired Portfolio) and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3;

(n) The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, and, subject to the approval of the shareholders of the Acquired Portfolio, this Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

      4.2 The Fund, on behalf of the Surviving Portfolio, represents and warrants to the Acquired Portfolio as follows:

(a) The Surviving Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Surviving Portfolio, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws;

(d) The current Prospectus and SAI of the Surviving Portfolio and each Prospectus and SAI of the Surviving Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Surviving Portfolio will have good and marketable title to the Surviving Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f) The Surviving Portfolio is not engaged currently, and the adoption and performance of this Plan will not result, in (i) a material violation of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Surviving Portfolio is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Surviving Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Surviving Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The statement of assets and liabilities, including the schedule of investments, of the Surviving Portfolio as of December 31, 2004, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Surviving Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Portfolio required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since December 31, 2004, there has not been any material adverse change in the Surviving Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Portfolio due to declines in market values of securities in the Surviving Portfolio’s portfolio, the discharge of Surviving Portfolio liabilities, or the redemption of Surviving Portfolio shares by shareholders of the Surviving Portfolio, shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns and reports of the Surviving Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation through December 31, 2005, the Surviving Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending through December 31, 2005;

(l) All issued and outstanding Surviving Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund recognizing that, under

Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio, could, under certain circumstances, be held personally liable for obligations of the Surviving Portfolio and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws;

(m) The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board on behalf of the Surviving Portfolio and this Plan will constitute a valid and binding obligation of the Surviving Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Surviving Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Portfolio Shares, and will be fully paid and non-assessable by the Fund;

(o) The information to be furnished by the Surviving Portfolio for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) That insofar as it relates to the Fund or the Surviving Portfolio, the Registration Statement relating to the Surviving Portfolio shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder.

5.	Covenants Of The Surviving Portfolio And The Acquired Portfolio

      5.1 The Surviving Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2 The Fund will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 The Acquired Portfolio covenants that the Surviving Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

      5.4 Subject to the provisions of this Plan, the Surviving Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

      5.5 As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Surviving Portfolio Shares received at the Closing.

      5.6 The Surviving Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

      5.7 The Acquired Portfolio covenants that it will, from time to time, as and when reasonably requested by the Surviving Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Surviving Portfolio’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

      5.8 The Surviving Portfolio will use all reasonable efforts to obtain such regulatory approvals and authorizations as may be necessary, including those required by the 1933 Act and the 1940 Act, in order to continue its operations after the Closing Date.

6.	Conditions Precedent To Obligations Of The Acquired Portfolio

      The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at the Acquired Portfolio’s election, to the performance by the Surviving Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations and warranties of the Surviving Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      6.2 The Fund and the Surviving Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund and the Surviving Portfolio on or before the Closing Date; and

      6.3 The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	Conditions Precedent To Obligations Of The Surviving Portfolio

      The obligations of the Surviving Portfolio to complete the transactions provided for herein shall be subject, at the Surviving Portfolio’s election, to the performance by the Acquired Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations and warranties of the Acquired Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2 The Fund and the Acquired Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund or the Acquired Portfolio on or before the Closing Date;

      7.3 The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

      7.4 The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders all of its current and accumulated investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, that has accrued through the Closing Date as of 4:00 p.m. Eastern Time.

8.	Further Conditions Precedent To Obligations Of The Surviving Portfolio And The Acquired Portfolio

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Portfolio or the Surviving Portfolio, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

      8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, By-Laws, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Surviving Portfolio nor the Acquired Portfolio may waive the conditions set forth in this paragraph 8.1;

      8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

      8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Surviving Portfolio or the Acquired Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

      8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5 The parties shall have received the opinion of Dechert LLP addressed to the Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free transaction for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Fund. Notwithstanding anything herein to the contrary, the Fund may not waive the condition set forth in this paragraph 8.5.

9.	Brokerage Fees And Expenses

      9.1 The Surviving Portfolio represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 Pacific Life Insurance Company, investment adviser to the Fund, will bear half of the cost of the expenses relating to the proposed Reorganization and the Acquired Portfolio and the Surviving Portfolio will bear the other half of the expenses. The Portfolios’ share of the expenses will be shared equally by the Acquired Portfolio and the Surviving Portfolio. The costs of the Reorganization shall include, but not be limited to, any necessary filing(s) with the SEC, preparation of the Registration Statement, printing and distributing the Surviving Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, solicitation of voting instructions and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	Entire Agreement; Survival Of Warranties

      The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	Termination

      This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Plan inadvisable.

12.	Amendments

      This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Fund; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Surviving Portfolio shares to be issued to the Acquired Portfolio Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.	Notices

      Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Pacific Select Fund at 700 Newport Center Drive, Post Office Box 7500, Newport Beach, California 92660, attn: Robin S. Yonis, in each case with a copy to Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, attn: Jeffrey S. Puretz.

14.	Headings; Counterparts; Governing Law; Assignment; Limitation Of Liability

      14.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

      14.2 This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

      14.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

      14.4 The obligations imposed by this Plan shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of either party hereto personally, but shall bind only the trust property of such party, as provided in the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

      IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Surviving Portfolio and the Acquired Portfolio.

PACIFIC SELECT FUND

James T. Morris

President

APPENDIX B

ADDITIONAL INFORMATION REGARDING

THE LARGE-CAP VALUE PORTFOLIO (the “Portfolio”)

Management of the Portfolio

      Investment Adviser. Pacific Life Insurance Company (“Pacific Life”) serves as investment adviser and administrator to the Pacific Select Fund (the “Fund”) pursuant to an Amended and Restated Investment Advisory Agreement dated January 1, 2005, between Pacific Life and the Fund. Pacific Life has overall responsibility for the management of the Portfolio, a series of the Fund. Founded in 1868, Pacific Life, provides life insurance products, individual annuities and mutual funds, and offers to individuals, businesses and pension plans a variety of investment products and services. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

      In its role as investment adviser, Pacific Life supervises the management of all of the Fund’s portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. For the other portfolios, with the exception of the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invest all of their assets in a Master Fund, and therefore Pacific Life has not retained other portfolio managers to manage the assets of these portfolios. Some of the portfolio managers’ team members could change from time to time. Pacific Life oversees and monitors the performance of these managers.

      A discussion regarding the basis for the Board of Trustees of the Fund’s (the “Board”) approval of the investment advisory contract of the Fund is available in the Fund’s Statement of Additional Information (“SAI”) and will be in the Fund’s annual report dated December 31, 2005.

      Portfolio Manager. Established in 1987, Salomon Brothers Asset Management Inc (“Salomon Brothers”) has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together, they provide a broad range of equity and fixed income investment management services to individuals and institutional clients around the world. Salomon Brothers also provides investment advisory services to other investment companies. As of December 31, 2004, Salomon Brothers had over $80 billion in assets under management. Salomon Brothers is a wholly-owned subsidiary of Legg Mason, Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland, 21202, is a financial services holding company. As of October 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $840 billion (an additional $400 billion was expected to be from Citigroup Asset Management).

      On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. As a result, Salomon Brothers became a wholly-owned subsidiary of Legg Mason, Inc.

      Under a licensing agreement between Citigroup and Legg Mason, the name Salomon Brothers Asset Management Inc, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (Citi Marks) are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, as well as Salomon Brothers, are not affiliated with Citigroup.

      Purchases and Redemptions. Shares of the Portfolio are not sold directly to the general public. Shares of the Portfolio are currently offered only for purchase by the separate accounts of Pacific Life and its affiliate, Pacific Life and Annuity Company (“PL&A”) to serve as an investment medium for a variable annuity contract or variable life insurance policy (“Variable Contract”) issued or administered by Pacific Life or its affiliate. For information on the purchase of a Variable Contract, consult a prospectus for the applicable Variable Contract.

      Shares of the Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days as described in the Fund’s SAI.

      Portfolio Availability. The Portfolio is available only to people who own certain Variable Contracts (“Variable Contract Owners”). You do not buy, sell or exchange shares of the Fund’s portfolios— you choose investment options through your Variable Contract. The insurance company then invests in the portfolios of the Fund according to the investment options you’ve chosen. Accordingly, the Fund does not have any limitations on the number of transfers or exchanges the insurance companies may make. However, all of the Variable Contracts that use the Fund as their investment vehicle do have certain restrictions on the number of transfers or exchanges that Variable Contract Owners may make. The Fund may, subject to approval by the Board, pay for a sale or exchange, in whole or part, by a distribution of securities from a portfolio, in lieu of cash, in accordance with applicable rules. You will find information about how this works in the product prospectus or offering memorandum.

      How Share Prices are Calculated. Each Fund portfolio is divided into shares. The price of a portfolio’s shares is called its net asset value (“NAV”) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a portfolio’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a portfolio’s assets is based on the total market value of all of the securities it holds.

      Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. For any transaction, the NAV that will apply is the NAV calculated after receipt by Pacific Life or PL&A of a request to buy, sell or exchange shares. For purposes of calculating the NAV, the portfolios normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than when the NYSE closes. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

      NAV will not be determined on days when the NYSE is closed. In addition, delay in calculating NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, an emergency exists as determined by the SEC, making securities sales or determinations of variable account asset valuations is not practicable, or the SEC permits a delay for the protection of shareholders.

      The value of each security is based on its actual market value or fair value. Pricing data is obtained from various sources approved by the Board. The portfolios may value securities at fair value as estimated in good faith under procedures established by the Board, based upon recommendations provided by the portfolio managers, in accordance with valuation services approved by the Board, or otherwise as provided by the Fund’s valuation procedures, which have been determined by the Board in good faith to represent fair value. Fair valuation will be used when market quotations are not readily available or reliable, or if events significantly affecting the values of the portfolios’ foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used. Additionally, these fair values may not accurately reflect the price that a portfolio could obtain for a security if it were to dispose of the security as of the close of the NYSE.

      Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the portfolios may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, securities trading on foreign markets may take place on days when the NYSE is closed, and as a result, the portfolios’ NAVs are not calculated and shareholders are not able to redeem their shares on such days. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining NAVs.

      If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by the Board. In determining the fair value of securities, the Fund may consider available information, including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The Fund has retained a statistical research service to assist in historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not be indicative of the price that a portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

      Since securities that are primarily listed on foreign exchanges may trade on weekends, U.S. holidays or other days when a portfolio does not price its shares, the value of a portfolio’s securities (and thereby the NAV of the portfolio) may change on days when shareholders will not be able to purchase or redeem shares. For a list of holidays observed, contact Pacific Life’s customer service departments.

      Variable Contracts may have other restrictions on buying and selling shares.

      Dividends and Distributions. The Fund intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. Dividends are generally distributed according to the following schedule:

      Debt portfolios (Money Market, Short Duration Bond, Inflation Managed, Managed Bond and High Yield Bond Portfolios):

•	Dividends declared and paid monthly

      All other portfolios:

•	Dividends declared and paid annually

      Dividends may be declared less frequently if it is advantageous to the portfolio and to shareholders of the portfolio, but in no event less frequently than annually.

      Distribution Arrangements. As noted previously, the Fund serves as an investment vehicle for Variable Contracts issued or administered by Pacific Life and PL&A. While there is no sales load on shares of the Fund, Pacific Select Distributors, Inc. (“PSD”), principal underwriter of Pacific Life’s variable insurance products, or its affiliate pays substantial cash and non-cash compensation to broker-dealers that solicit applications for Variable Contracts issued by Pacific Life and PL&A. Refer to the product prospectus or the offering memorandum of the applicable Variable Contract for a description of these incentives and a discussion of the conflicts of interest that may be created by this compensation.

      Policy Regarding Frequent Trading. As noted above, the Fund is only available as the underlying investment fund for Variable Contracts issued or administered by Pacific Life or PL&A. The Portfolio is intended for long-term investment through these Variable Contracts, and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not choose the Portfolio as an investment option under their Variable Contracts. The trading activity of individual Variable Contract Owners is generally not identified to the Portfolio, and therefore the ability of the Portfolio to monitor exchanges made by Variable Contract Owners is severely limited. Consequently, the Portfolio must rely on Pacific Life or PL&A as the issuer or administrator of the Variable Contracts to monitor frequent, short-term trading within the Portfolio by Variable Contract Owners. Pacific Life and PL&A attempt to discourage frequent trading by monitoring certain large transaction activity through the variable contracts and imposing transaction limitations on Variable Contract Owners. Please see the product prospectus or offering memorandum of the relevant Variable Contracts for more information about these policies. There is no guarantee that Pacific Life and PL&A will be able to identify all individual Variable Contract Owners who may be making frequent, short-term, or other disruptive or dilutive trades or to curtail their trading activity. Such trading activity can disrupt the management of the Fund and its portfolios and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the portfolios’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Portfolios’ securities holdings may dilute the interests of the remaining Variable Contract Owners. This in turn can have an adverse effect on the Portfolios’ performance.

The Board adopted a policy with respect to limitations on transfers. In connection with the use of the Fund as an investment vehicle for Variable Contracts, effective October 1, 2005, these limitations on transfers must be enforced by any insurance company that participates in the Fund, including, but not limited to, Pacific Life and PL&A, by passing through the limitations and applying them to the insurer’s Variable Contract Owners (“Investors”), as if they were Investors investing directly in the portfolios of the Fund. The limitations specified below shall apply to all Investors, whether natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity; but shall not apply directly to the insurance company in its capacity as record shareholder:

1. An Investor may not make more than 25 (twenty-five) transfers per calendar year.

2. Once the 25 transfer limit is reached, one “safe harbor” transfer is permitted into the Money Market Portfolio.

3. An Investor may not make more than two transfers per calendar month involving portfolios which invest primarily in international securities, which currently include the International Value, International Large-Cap, and Emerging Markets Portfolios.

4. Transfers to or from a portfolio cannot be made before the seventh calendar day following the last transfer to or from the same portfolio. If the seventh calendar day is not a business day, then a transfer may not occur until the next business day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Portfolio on Monday, you may not make any transfers to or from that portfolio before the following Monday. Transfers to or from the Money Market Portfolio are excluded from this limitation.

5. For purposes of 1., 2. and 3. above, multiple transfers among the portfolios of the fund on the same day count as one transfer.

6. Insurance companies that participate in the Fund may exclude certain transactions from the above limitations, including but not limited to: portfolio rebalancing, approved asset allocation service transactions, dollar cost averaging, earnings sweep, loan payments and repayments, and such other transactions as the participating insurance companies determine are appropriate and disclose such exceptions in their product prospectuses and/or offering documents.

FINANCIAL HIGHLIGHTS

      Except for the information as of June 30, 2005, the information presented below for the Large-Cap Value Portfolio has been audited by Deloitte & Touche LLP, an independent registered public accounting firm.

	Large-Cap Value Portfolio

						June 30,
	2000	2001	2002	2003	2004	2005[3]

OPERATING PERFORMANCE
Net asset value, beginning of year/period	$11.09	$12.60	$11.73	$8.95	$11.62	$12.62
Plus income from investment operations
Net investment income	0.11	0.09	0.10	0.11	0.15	0.12
Net realized and unrealized gain (loss)	1.58	(0.54)	(2.79)	2.68	1.00	(0.16)

Total from investment operations	1.69	(0.45)	(2.69)	2.79	1.15	(0.04)
Less distributions
Dividends from net investment income	(0.10)	(0.09)	(0.09)	(0.12)	(0.15)	—
Distributions from capital gains	(0.08)	(0.33)	—	—	—	—

Total distributions	(0.18)	(0.42)	(0.09)	(0.12)	(0.15)	—
Net asset value, end of year/period	$12.60	$11.73	$8.95	$11.62	$12.62	$12.58

Total investment returns[1]	15.26%	(3.65% )	(22.96% )	31.24%	9.93%	(0.33%	)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$371,754	$1,048,332	$1,003,328	$1,839,283	$2,759,827	$1,709,591
Ratios of expenses to average net assets
• after expense reductions[2]	0.90%	0.88%	0.89%	0.89%	0.89%	0.87%	[4]
• before expense reductions	0.95%	0.90%	0.90%	0.91%	0.90%	0.89%	[4]
Ratios of net investment income to average net assets
• after expense reductions	1.06%	0.91%	1.13%	1.36%	1.46%	1.37%	[4]
• before expense reductions[2]	1.00%	0.89%	1.13%	1.35%	1.45%	1.36%	[4]
Portfolio turnover rate	80.70%	40.69%	41.03%	32.61%	34.94%	34.00%

[1]	Assumes all dividends and distributions have been reinvested. Does not include deductions at the separate account or contract level for fees and charges that may be incurred by a variable annuity contract or variable life insurance policy. These charges would reduce returns. Total investment returns are not annualized for periods of less than one full year.

[2]	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, recaptured commissions, and adviser expense reimbursements, if any. The ratios of investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured commissions and adviser expense reimbursements, if any.

[3]	Unaudited.

[4]	Ratios for periods of less than one full year are annualized.

APPENDIX C

THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO MANAGERS

(listed alphabetically by portfolio manager)

Aggressive Growth Portfolio[1]	AIM
Financial Services Portfolio[2]	AIM
Diversified Research Portfolio	Capital Guardian
Equity Portfolio	Capital Guardian
American Funds Growth-Income Portfolio	Capital Research (adviser to the Master Growth-Income Fund)
American Funds Growth Portfolio	Capital Research (adviser to the Master Growth Fund)
Technology Portfolio	Columbia Management
Short Duration Bond Portfolio	Goldman Sachs
Concentrated Growth Portfolio	Goldman Sachs
Growth LT Portfolio	Janus
Focused 30 Portfolio	Janus
Health Sciences Portfolio	Jennison
Mid-Cap Value Portfolio	Lazard
International Value Portfolio	Lazard[3]
Large-Cap Growth Portfolio (formerly called Blue Chip Portfolio)	Loomis Sayles
Capital Opportunities Portfolio	MFS
International Large-Cap Portfolio	MFS
Equity Index Portfolio	Mercury Advisors
Small-Cap Index Portfolio	Mercury Advisors
Fasciano Small Equity Portfolio (formerly called Aggressive Equity Portfolio)	Neuberger Berman
Small-Cap Value Portfolio	NFJ
Multi-Strategy Portfolio	Oppenheimer
Main Street® Core Portfolio	Oppenheimer
Emerging Markets Portfolio	Oppenheimer
Managed Bond Portfolio	PIMCO
Inflation Managed Portfolio	PIMCO
Money Market Portfolio	Pacific Life
High Yield Bond Portfolio	Pacific Life
Equity Income Portfolio[4]	Putnam
Large-Cap Value Portfolio	Salomon Brothers
Comstock Portfolio	Van Kampen
Mid-Cap Growth Portfolio	Van Kampen
Real Estate Portfolio	Van Kampen
VN Small-Cap Value Portfolio	Vaughan Nelson

[1]	If approved by shareholders, this Portfolio will be reorganized into the Mid-Cap Growth Portfolio as of the close of business on April 28, 2006.

[2]	If approved by shareholders, this Portfolio will be reorganized into the Large-Cap Value Portfolio as of the close of business on April 28, 2006.

[3]	Alliance Capital Management, L.P. will become the portfolio manager on May 1, 2006.

[4]	An application for an order of substitution of the Equity Income Portfolio with shares of the American Funds Growth-Income Portfolio has been filed with the Securities and Exchange Commission (“SEC”). If the SEC issues an order to permit the substitution, the Equity Income Portfolio will be liquidated and its shares exchanged for shares of the American Funds Growth-Income Portfolio. The Equity Income Portfolio will then be closed.

C-1

PART B

PACIFIC SELECT FUND

Statement of Additional Information

January 31, 2006

Acquisition of the Assets and Liabilities of the	By and in Exchange for Shares of the
Financial Services Portfolio	Large-Cap Value Portfolio
(a portfolio of Pacific Select Fund)	(a portfolio of Pacific Select Fund)
700 Newport Center Drive	700 Newport Center Drive
Newport Beach, CA 92660	Newport Beach, CA 92660

      This Statement of Additional Information (“SAI”) is available in connection with a proposed transaction whereby all of the assets and liabilities of the Financial Services Portfolio will be transferred to the Large-Cap Value Portfolio, in exchange for shares of the Large-Cap Value Portfolio.

      This SAI for Pacific Select Fund consists of this cover page, in addition to the following documents, which have been filed electronically with the Securities and Exchange Commission and are incorporated herein by reference:

1.	The SAI for Pacific Select Fund dated May 1, 2005, as supplemented.

2.	The Financial Statements of the Large-Cap Value Portfolio and the Financial Services Portfolio included in the Annual and Semi-Annual Reports of Pacific Select Fund dated December 31, 2004 and June 30, 2005, respectively.

      This SAI is not a prospectus. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

      A Proxy Statement/Prospectus dated January 31, 2006 relating to the Reorganization of the Financial Services Portfolio may be obtained, without charge, by writing to Pacific Select Fund at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, California 92660 or by calling (800) 722-2333 for Pacific Life’s variable annuity contract owners, (800) 800-7681 for Pacific Life’s variable life insurance policy owners, (800) 748-6907 for PL&A’s variable annuity contract owners and (888) 595-6997 for PL&A’s variable life insurance policy owners.

VOTING INSTRUCTION	PACIFIC SELECT FUND	VOTING INSTRUCTION
SPECIAL MEETING OF SHAREHOLDERS — MARCH 28, 2006
The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, “variable contracts”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) and funded by separate accounts of Pacific Life and Pacific Life & Annuity Company (“PL&A”), hereby instructs Pacific Life and PL&A, on behalf of the pertinent separate accounts, to vote the shares of the Portfolio listed below, of the Pacific Select Fund, (the “Fund”) attributable to his or her variable contract at the special meeting of shareholders (the “Meeting”) of the Fund to be held at 10:30 a.m., Pacific time, on March 28, 2006, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated, with respect to the matters referred to in the proxy statement for the Meeting, and in the discretion of Pacific Life and PL&A upon such other matters as may properly come before the Meeting or any adjournment thereof. THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the proposal.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

999 9999 9999 999	12345678

If voting by mail, please date and sign. All designated owners of the variable contract(s) represented by this voting instruction must sign hereon. If signing as an attorney, executor, trustee, guardian or other representative or as an officer of a corporation or partnership, please add title as such. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

Signature of Contract Owner

Signature of Contract Owner (other) (if held jointly)

________________________________________________, 2006 Date
PFS_16092
If this voting instruction is not properly executed when voting by mail, or if you do not vote at all, your votes will be cast by Pacific Life or PL&A on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-235-4258 Follow the recorded Instructions available 24 hours	Vote, sign and date this Voting Instruction and return in the postage-paid envelope	Attend Shareholder Meeting at 700 Newport Center Drive Newport Beach, CA on MARCH 28, 2006

Voting Instructions completed by mail must be sent to the address shown on the postage paid envelope provided.
If you vote on the Internet or by telephone, you need not return this voting instruction.
If you vote in person, bring this voting instruction with you.

The Board of Trustees recommends a vote FOR the proposal.
PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.   Example:   ■

		FOR	AGAINST	ABSTAIN

1.	To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Financial Services Portfolio by the Large-Cap Value Portfolio.	☐	☐	☐
VOTING INSTRUCTIONS MUST BE RECEIVED BY 8:00 A.M. EASTERN TIME ON MARCH 28, 2006
EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE CAST YOUR VOTE TODAY.
PFS_16092